VANGUARD
INTERNATIONAL VALUE
PORTFOLIO

Annual Report - December 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

        We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

        But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

        They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                  [PHOTO]

John C. Bogle            John J. Brennan
Chairman                 President

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ...........   1
THE MARKETS IN PERSPECTIVE ..............   4
REPORT FROM THE ADVISER .................   6
PORTFOLIO PROFILE .......................   8
PERFORMANCE SUMMARY .....................  11
FINANCIAL STATEMENTS ....................  12
REPORT OF INDEPENDENT ACCOUNTANTS .......  20

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

International stock markets ranged from rewarding to rickety during 1997. But no matter which outcome occurred in local-currency terms, a strong U.S. dollar cut sharply into the returns received by U.S. investors. It was a difficult year for Vanguard International Value Portfolio, and our -4.6% return lagged both of our principal competitive benchmarks.

        The table at right presents the total return (capital change plus reinvested dividends) of the Portfolio and its benchmarks: the average international equity fund and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The Portfolio's return is based on a change in net asset value from $27.54 per share on December 31, 1996, to $22.64 per share on December 31, 1997, adjusted for dividends of $0.69 per share paid from net investment income and distributions totaling $2.955 per share paid from net realized capital gains.

-----------------------------------------------------
                                      TOTAL RETURNS
                                       YEAR ENDED
                                    DECEMBER 31, 1997
-----------------------------------------------------
Vanguard International
   Value Portfolio*                      -4.6%
-----------------------------------------------------
Average International Fund               +5.1%
-----------------------------------------------------
MSCI EAFE Index                          +2.1%
-----------------------------------------------------

*Known as Vanguard/Trustees' Equity Fund-International
 Portfolio prior to April 30, 1997.

FINANCIAL MARKETS IN BRIEF

The U.S. and European stock markets continued their powerful advances during 1997, and stocks rose sharply in nearly every Latin American market. In stark contrast, Asian stock markets were rocked by the actual and anticipated impacts of a currency crisis that hit South Korea and most of Southeast Asia. A pervasive rise in the dollar's value against other currencies reduced returns to U.S. investors virtually across the board, and the overall impact was huge: It converted the EAFE Index's +13.9% return in local currency terms into a gain of just +2.1% for U.S. investors.

        The adjacent table depicts the extent of this impact. It presents the total returns earned on various international stock indexes in local currencies, the reduction in returns due to the dollar's rise, and the net total return in dollars.

--------------------------------------------------------
                          YEAR ENDED DECEMBER 31, 1997
                         -------------------------------
                           LOCAL                    U.S.
                         CURRENCY    CURRENCY     DOLLAR
STOCK MARKET INDEX        RETURN      IMPACT      RETURN
--------------------------------------------------------
MSCI EAFE                 +13.9%      -11.8%      + 2.1%
--------------------------------------------------------
MSCI Europe               +38.4%      -14.7%      +23.7%
MSCI Pacific              -15.6       -10.1       -25.7
MSCI Select
   Emerging Markets       +24.8       -41.2       -16.4
--------------------------------------------------------
U.S. (S&P 500 Index)      +33.4%         --       +33.4%
--------------------------------------------------------

        Currency losses caused by a rising dollar are a risk that U.S. investors in international equities incur on top of normal stock-market risks. We note, however, that currency fluctuations can work the other way, too: When the U.S. dollar falls versus other currencies, returns from abroad are enhanced for U.S. investors. The dollar's strength in 1997 was due partly to America's powerful stock market and economy, where consumer confidence strengthened amid low inflation and continued solid growth in employment, business activity, and corporate earnings. These ideal conditions attracted overseas capital, boosting the demand for dollars and the dollar's price in relation to other currencies.

        However, foreign currencies declined for other reasons as well. In Europe, economic growth was spotty and there was anxiety about the coming of European Monetary Union--the replacement of national currencies with a single currency, the euro. Japan, still Asia's dominant player, continued to suffer from economic weakness and fear that the government would not or could not revive the economy. The dollar's value rose above 130 yen, the highest level in more than five years. Asia's developing markets, which had grown dependent on foreign capital, began to plummet in early July after Thailand quit trying to prop up the value of its currency, the baht. Other nations followed suit, as doubts spread about whether the region's companies could generate the cash flow needed to repay their debts, many of which were denominated in dollars. Declines in local stock prices and currencies fed off each other in a vicious cycle, resulting in extraordinary declines exceeding -60% for the Asian emerging markets.

1997 PERFORMANCE OVERVIEW

The International Value Portfolio's -4.6% return in 1997 trailed that of the EAFE Index by 6.7 percentage points and was nearly 10 percentage points behind the return of the average international fund. Several factors caused our subpar showing. In general, investors leaned toward large, multinational "growth" stocks perceived as safe havens in a volatile year. Our Portfolio, on the other hand, emphasizes "value" stocks, which were out of favor (temporarily, we expect) and valued at lower price/earnings multiples. Just as in the U.S. market, growth and value sectors abroad tend to change leadership from time to time, and we are confident that the value style will, at some point, be ascendant.

        We also were hurt in 1997 by our above-market commitments to several markets that had mediocre or poor years, as well as by our lighter-than-average stakes in certain strong markets. In Europe, for example, we began the year with nearly 17% of our assets in French stocks, more than twice France's share of the EAFE Index. France's return, about +12% in U.S. dollar terms, was roughly half the European average. Meanwhile, we held below-market weights in Germany, Switzerland, and Italy, all of which had big gains.

        As for Asia, we began the year with about 25% of our assets in Japan, below the 32% weighting Japan then represented in EAFE, but still a considerably larger stake than our peers held in that country. We were, therefore, hurt more than our peers by Japanese stocks' negative return of nearly -24% in dollar terms. Moreover, our stake in Australia and New Zealand (8.4% as the year began) was more than twice the Index weighting for those markets. This weighting hurt our relative results, even though Australia, off about -9.5% for the year, and New Zealand, down -13%, were far less impaired than the East Asian markets hit hardest by the "Asian contagion."

        In addition, we proved premature in enlarging our small commitment to emerging Asian markets such as Thailand and Korea. At midyear, we held about 5% of our assets in these markets, which proceeded to suffer a disastrous second half. Finally, we also were hurt in relation to peers by our lack of holdings in Latin American markets--the year's "hottest" emerging markets. All in all, our Fund's first full year under the direction of our new adviser, UBS International Investment London, was not a success.

LONG-TERM PERFORMANCE OVERVIEW

Our 1997 showing detracted from our longer-term record. While we outperformed the EAFE Index during the past decade, we failed to match the average international fund's return, due in large part to our performance in the past year. The table on page 3 displays the decade's results for the Portfolio, our average peer, and the EAFE Index. It also shows how a hypothetical $10,000 investment in each would have grown since 1987, assuming reinvestment of income dividends and capital gain distributions.

------------------------------------------------------------------
                                            TOTAL RETURNS
                                  10 YEARS ENDED DECEMBER 31, 1997
                                  --------------------------------
                                   AVERAGE      FINAL VALUE OF
                                   ANNUAL         A $10,000
                                    RATE      INITIAL INVESTMENT
------------------------------------------------------------------
Vanguard International
  Value Portfolio                   +7.6%          $20,870
------------------------------------------------------------------
Average International Fund          +9.0%          $23,712
------------------------------------------------------------------
MSCI EAFE Index                     +6.6%          $18,877
------------------------------------------------------------------

        Our Portfolio was helped versus the EAFE Index during the decade by having somewhat lighter holdings in Japan. Since peaking at the end of 1989, Japan's stock market has lost well over half of its value in local-currency terms, and its share of non-U.S. stock market capitalization has fallen from about 50% to 25%. Through most of the decade, we held a larger stake in Japan than our competitors held, a significant drawback for us. The meltdown in Japanese stocks resulted in a negative average annual return of -2.8% over the past decade for U.S. investors, far from the very solid +14.6% annual return earned on European stocks. The net result was an average annual return of just +6.6% for the EAFE Index, a fraction of the stupendous +18.1% annual return on the Standard & Poor's 500 Composite Stock Price Index for the same period.

        We emphasize, however, that future returns of our Portfolio and of international stocks in general may prove to be higher or lower than the disappointing results of the past decade. Although annual returns will fluctuate markedly, we believe the Portfolio's cost advantage will endure and help us in our quest to provide superior long-term returns. Our annual operating expenses amounted in 1997 to 0.49% of net assets, more than a full percentage point below the average international fund's expense ratio of about 1.70%.

IN SUMMARY

Some commentators, citing subpar returns from international stocks in recent years, have concluded that U.S. investors should shun these stocks entirely. We're not so sure. Only a few years ago, international stock markets appeared to be the better-performing asset, and some "experts" were urging U.S. investors to invest 30% or more of their equity portfolios in international stocks. We were not so enthusiastic about international stocks then--indeed, our recommendation to limit foreign stocks to 10% or 20% of investors' equity portfolios seemed stodgy to some--and we are not overly pessimistic about them now. Nonetheless, given the obvious economic, market, and currency risks involved, we believe most investors should continue to adhere to those limits.

        We believe that international stocks still make sense for U.S. investors who understand the risks and who want the extra diversification that they bring to a balanced core portfolio of U.S. stock funds, bond funds, and money market funds. Investors who craft such diversified, balanced portfolios--in accordance with their time horizon, financial situation, and tolerance for market volatility--should be well prepared to "stay the course" toward long-term financial goals.

/s/ JOHN C. BOGLE                 /S/ JOHN J. BRENNAN

John C. Bogle                     John J. Brennan

Chairman of the Board             President

January 23, 1998

THE MARKETS IN PERSPECTIVE
Year Ended December 31, 1997

U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

        As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.

------------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED DECEMBER 31, 1997
                                               -------------------------------
                                               1 YEAR      3 YEARS     5 YEARS
------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                               33.4%       31.2%       20.3%
    Russell 2000 Index                          22.4        22.3        16.4
    MSCI EAFE Index                              2.1         6.6        11.7
------------------------------------------------------------------------------
FIXED INCOME
    Lehman Aggregate Bond Index                  9.7%       10.4%        7.5%
    Lehman 10-Year Municipal Bond Index          9.2        10.2         7.6
    Salomon Brothers Three-Month
       U.S. Treasury Bill Index                  5.3         5.4         4.7
------------------------------------------------------------------------------
OTHER
    Consumer Price Index                         1.7%        2.5%        2.6%
------------------------------------------------------------------------------

        The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

        The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

        The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the Index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

        By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

Vanguard International Value Portfolio provided a return of -4.6% during 1997. This trailed both the 2.1% return of the MSCI EAFE Index and the 5.1% earned by the average international equity fund. More details about the Portfolio's performance are presented in the Message To Shareholders, which begins on page 1.

        We were, on balance, buyers of Japanese stocks during 1997, a decision that kept the Portfolio's exposure to Japan roughly unchanged at around 25% of net assets throughout the year. However, this seemingly static position actually represents a significant change in view. During 1997, Japan declined from being 32.2% of the EAFE Index to 25.1%, reflecting the huge difference in performance between Japan and Europe during the year. The decision to end the Portfolio's underweighting in Japan was based on various fundamental valuation criteria, such as the price-to-book and price-to-cash-flow ratios, by which the Japanese market now looks cheap relative to its own history and reasonable in relation to valuations in Western markets.

        The continued depressed states of the domestic economy and the currency, as well as economic upheavals elsewhere in Asia, are increasing pressure on the Japanese government and on corporate Japan to make the changes required to "reflate" the economy and to boost corporate profitability. Either result, or both, would be good for the stock market. Within the Japanese part of the Portfolio, we have been reducing exposure to exporters. Many of these are good companies, but their share prices have risen to levels not justified by their underlying prospects. The proceeds from our sales have been used to add shares of companies more highly dependent on demand from the domestic economy. These companies endured a difficult 1997, as the April increase in Japan's consumption tax hurt consumer confidence. Now that stock prices have fallen dramatically, they represent, for companies in the more cyclical areas, good value on a medium-term view. We have also been buying Japanese bank shares following big price declines, thus reducing our long-standing underweighting in this sector versus the EAFE Index. Although the banks have by no means finished writing off their bad debts, at least their share prices now more accurately reflect the scale of the problem.

        As European stock markets rose during the year, we continued to take profits on many holdings, although the Portfolio's exposure to Europe remained at around 60% of assets. This represented a move from being 3.5% overweighted in Europe versus the Index to being 7.4% underweighted.

        Within Europe, the Portfolio was invested less heavily than the MSCI EAFE Index in the United Kingdom and more heavily in Continental Europe, where valuations were lower and prospects for restructuring were greater. We saw a continuation of a trend among Continental European corporations to focus on improving returns to shareholders. This was particularly evident in the financial sector and in France, which experienced three "hostile" takeovers, a new phenomenon in Paris. We believe that several forces will continue to provide momentum for restructurings and mergers leading to greater profitability for many

Continental European companies. Among these forces are globalization, whereby companies embrace opportunities outside their domestic markets; the move toward European Monetary Union and the deregulation of the European market; and the ascendancy of a new generation of manager. After the exceptional rise in many European markets during 1997, much--but not all--of the good news is already reflected in share prices. Many of our European holdings are under new management that is committed to doing that bit extra to improve returns for shareholders.

SIZE MATTERS
--------------------------------------------------------------------------------
1997 total return, in U.S. dollars, of the median stock in each decile, or 10% segment, by market capitalization, of the MSCI EAFE Index.

                         TOTAL RETURNS
1st Decile                    26.8
2nd                           27.3
3rd Decile                    23.9
4th                           16.9
5th Decile                    11.9
6th                           11.3
7th Decile                    10.2
8th                           -4.6
9th Decile                   -13.1
10th                         -53.1
Total MSCI EAFE Index          2.1

        The Portfolio's large exposure to France (15.7% versus an Index weighting of 8%), which is based on the outlook for individual holdings and not on a general view of corporate France, has started to pay dividends. Many of these positions are performing well.

        The Portfolio's exposure to emerging markets not included in the EAFE Index ranged between 4% and 5% of assets throughout most of 1997. Cash from European stocks sold went to four Asian markets: Korea, Indonesia, the Philippines, and Thailand. While not wishing to minimize the macroeconomic problems in the region, we expect a return to above-par economic growth in the medium term. We increased the Portfolio's exposure to these four markets from 3.3% of assets to 3.9% during the year. In the past, we were unwilling to commit heavily to the region, but the current loss of confidence provides a good buying opportunity.

        Across the world, we continue to see big disparities between the valuations of large, internationally owned companies and those of smaller companies. Broadly speaking, the larger the company, the more expensive its valuation, which we believe is a relatively new and unsustainable phenomenon. There are probably two reasons for the disparities. First is a search by investors for certainty (reliable growth in earnings) in an uncertain world. Second is that international investors who need to gain exposure to markets rapidly because of very strong cash inflows naturally turn toward stocks with high market capitalizations, since these are relatively liquid securities. The market's tilt toward the big multinationals--as shown in the chart above--made 1997 an extremely difficult year for the true value investor. However, this also presents an opportunity for value investors, because a large number of companies are trading below fair value. We believe that by focusing on these--and avoiding high-priced growth stocks--the Portfolio is well placed for the future.

Wilson Phillips, Portfolio Manager
Robin Apps, Portfolio Manager
UBS International Investment London Limited

January 13, 1998


INVESTMENT PHILOSOPHY

The Portfolio reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.

PORTFOLIO PROFILE
International Value Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------------
                         INTERNATIONAL
                                 VALUE          MSCI EAFE
---------------------------------------------------------
Number of Stocks                   152              1,088
Turnover Rate                      37%                 --
Expense Ratio                    0.49%                 --
Cash Reserves                     1.3%                 --

PORTFOLIO ALLOCATION BY REGION
-------------------------------
Europe                      61%
Japan                       26%
Pacific (minus Japan)        9%
Emerging Markets             4%

VOLATILITY MEASURES
---------------------------------------------------------
                        INTERNATIONAL
                                VALUE           MSCI EAFE
---------------------------------------------------------
R-Squared                        0.85                1.00
Beta                             0.83                1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------------------
Groupe Danone SA                                     4.8%
Nestle SA (Registered)                               3.8
Bayer AG                                             3.6
Elf Aquitaine SA                                     3.0
Electrolux AB B Shares                               2.9
BTR PLC                                              2.6
Allied Domecq PLC                                    2.5
Akzo Nobel NV                                        2.4
AXA-UAP SA                                           2.1
BG PLC                                               2.1
---------------------------------------------------------
Top Ten                                             29.8%

Country Diversification (% of Common Stock) can be found on page 10.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

COUNTRY DIVERSIFICATION. The percentages of a portfolio's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION BY REGION. This chart shows the geographic distribution of a portfolio's holdings.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
------------------------------------------------------------------------
                         DECEMBER 31, 1996       DECEMBER 31, 1997
                         -----------------------------------------------
                           INTERNATIONAL    INTERNATIONAL
                               VALUE            VALUE          MSCI EAFE
                         -----------------------------------------------
Australia ...............       7.4%             5.9%             2.8%
Austria .................       0.0              0.0              0.4
Belgium .................       0.6              0.0              1.3
Denmark .................       2.0              2.4              1.1
Finland .................       0.0              0.0              0.8
France ..................      16.8             15.9              8.0
Germany .................       6.5              8.1              9.8
Greece ..................       0.2              0.0              0.0
Hong Kong ...............       0.0              0.0              2.8
Indonesia ...............       1.2              0.4              0.0
Ireland .................       0.2              0.0              0.4
Italy ...................       1.6              1.5              4.0
Japan ...................      25.0             26.0             25.1
Korea ...................       1.0              1.4              0.0
Malaysia ................       0.6              0.2              0.8
Netherlands .............       3.2              5.3              5.7
New Zealand .............       1.0              0.8              0.3
Norway ..................       1.9              0.4              0.5
Philippines .............       0.6              0.8              0.0
Portugal ................       0.4              0.7              0.6
Singapore ...............       0.5              2.1              0.9
Spain ...................       2.4              0.0              2.7
Sweden ..................       5.7              5.1              2.6
Switzerland .............       4.6              4.6              7.8
Thailand ................       0.5              1.3              0.0
Turkey ..................       0.5              0.0              0.0
United Kingdom ..........      15.6             17.1             21.6
------------------------------------------------------------------------
Total ...................     100.0%           100.0%           100.0%

PERFORMANCE SUMMARY
International Value Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: MAY 16, 1983-DECEMBER 31, 1997
--------------------------------------------------------------
                INTERNATIONAL VALUE PORTFOLIO        MSCI EAFE
FISCAL       CAPITAL        INCOME       TOTAL         TOTAL
YEAR         RETURN         RETURN       RETURN        RETURN
--------------------------------------------------------------
1983            4.0%         1.8%          5.8%         11.0%
1984           -4.9          4.1          -0.8           7.9
1985           36.1          4.2          40.3          56.7
1986           46.8          3.9          50.7          69.9
1987           22.1          1.8          23.9          24.9
1988           14.8          4.0          18.8          28.6
1989           22.8          3.2          26.0          10.8
1990          -15.1          2.8         -12.3         -23.2
1991            6.9          3.1          10.0          12.5
1992          -11.0          2.3          -8.7         -11.8
1993           27.0          3.5          30.5          32.9
1994            3.5          1.8           5.3           8.1
1995            7.0          2.6           9.6          11.6
1996            7.5          2.7          10.2           6.4
1997           -7.2          2.6          -4.6           2.1
--------------------------------------------------------------

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1987-DECEMBER 31, 1997
-------------------------------------------------------------------------
           INTERNATIONAL VALUE    LIPPER INTERNATIONAL       MSCI EAFE
                PORTFOLIO                 FUND                 INDEX
-------------------------------------------------------------------------
1987 12          10000                   10000                 10000
1988 03          10869                   10904                 11532
1988 06          11118                   10836                 11033
1988 09          10904                   10624                 11111
1988 12          11878                   11653                 12859
1989 03          12170                   12123                 12902
1989 06          12274                   12042                 12113
1989 09          14439                   13582                 13622
1989 12          14963                   14246                 14247
1990 03          14222                   13440                 11438
1990 06          15431                   14450                 12540
1990 09          12653                   11963                  9891
1990 12          13128                   12543                 10942
1991 03          13637                   13395                 11766
1991 06          13184                   13007                 11133
1991 09          14173                   13825                 12097
1991 12          14435                   14094                 12310
1992 03          13640                   13595                 10859
1992 06          14313                   14272                 11098
1992 09          13604                   13535                 11276
1992 12          13176                   13376                 10851
1993 03          14498                   14511                 12162
1993 06          15527                   15411                 13395
1993 09          16539                   16794                 14293
1993 12          17194                   18644                 14426
1994 03          17682                   18103                 14940
1994 06          18327                   18509                 15713
1994 09          18565                   19058                 15739
1994 12          18098                   18514                 15589
1995 03          18122                   17724                 15892
1995 06          18715                   18681                 16020
1995 09          19261                   19620                 16700
1995 12          19844                   20226                 17390
1996 03          20610                   20592                 17905
1996 06          20971                   21601                 18202
1996 09          20964                   21467                 18193
1996 12          21871                   22619                 18496
1997 03          22107                   22417                 18219
1997 06          24576                   25133                 20598
1997 09          23933                   25423                 20466
1997 12          20870                   23768                 18877
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED DECEMBER 31, 1997
                                      -----------------------------------      FINAL VALUE OF A
                                       1 YEAR      5 YEARS      10 YEARS      $10,000 INVESTMENT
------------------------------------------------------------------------------------------------
International Value Portfolio          -4.58%        9.63%        7.63%            $20,870
Average International Fund              5.08        12.15         9.02              23,712
MSCI EAFE Index                         2.06        11.71         6.56              18,877
------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
                                                                                                10 YEARS
                                     INCEPTION                                     --------------------------------
                                       DATE           1 YEAR          5 YEARS      CAPITAL       INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------
International Value Portfolio        5/16/1983        -4.58%           9.63%        4.79%        2.84%        7.63%
-------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
December 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are sub-tracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------
                                                              MARKET
INTERNATIONAL                                                 VALUE*
VALUE PORTFOLIO                               SHARES           (000)
-----------------------------------------------------------------------
COMMON STOCKS (98.7%)
-----------------------------------------------------------------------
AUSTRALIA (5.8%)
   Australia & New Zealand
     Bank Group Ltd.                         591,000        $  3,905
   Burns Philp & Co., Ltd.                 2,304,020             360
   Coles Myer Ltd.                         1,000,000           4,802
   Foster's Brewing Group Ltd.             2,844,000           5,411
   Goodman Fielder Ltd.                    3,027,000           4,812
   Mount Isa Mines Holdings Ltd.          12,148,873           7,441
   Pacific Dunlop Ltd.                     2,300,000           4,871
   Pasminco Ltd.                           5,883,000           6,746
   Stockland Trust Group                   2,023,400           4,690
-  Stockland Trust Group (New)                74,658             168
   WMC Ltd.                                  507,000           1,767
                                                            ----------
                                                              44,973
                                                            ----------
DENMARK (2.4%)
   BG Bank A/S                                69,310           4,667
   Tele Danmark A/S B Shares                 224,100          13,910
                                                            ----------
                                                              18,577
                                                            ----------
FRANCE (15.7%)
   AXA-UAP SA                                210,000          16,257
   Alcatel Alsthom SA                         30,535           3,883
-  Banque Nationale de Paris SA              172,871           9,193
   Compagnie de Saint-Gobain SA               86,852          12,344
   Elf Aquitaine SA                          199,700          23,237
   Esso SA                                     8,063             662
   Groupe Danone SA                          208,882          37,326
   Lafarge SA                                 50,000           3,282
   Societe National d'Exploitation
     Industrielle de Tabacs et
     Allumettes SA                           137,844           4,949
   Total SA B Shares                          97,800          10,648
                                                            ----------
                                                             121,781
                                                            ----------
GERMANY (8.0%)
   Bayer AG                                  745,030          27,845
   Man AG                                     32,700           9,475
   Schering AG                                87,530           8,446
-  Varta AG                                   15,480           2,238
   Volkswagen AG                              25,000          14,071
                                                            ----------
                                                              62,075
                                                            ----------
INDONESIA (0.4%)
   PT Bank Dagang Nasional
     Indonesia (Foreign)                   3,100,998             198
   PT Bank Internasional
     Indonesia (Foreign)                  14,342,000             848
   PT Indah Kiat Pulp &
     Paper Corp.                           7,786,985           1,382
-  PT Indah Kiat Pulp &
     Paper Corp.
     Warrants Exp.  7/11/2002                 96,504               3
-  PT Inti Indorayon Utama                   545,000              55
   PT Kalbe Farma                            706,000             125
   PT Pabrik Kertas Tjiwi Kimia            2,788,466             685
-  PT Pabrik Kertas Tjiwi Kimia
     Warrants Exp. 7/15/2002                 387,285              21
   PT Unilever Indonesia                       9,900              54
                                                            ----------
                                                               3,371
                                                            ----------
ITALY (1.4%)
   Ente Nazionale Idrocarburi SPA          1,960,800          11,204
                                                            ----------
JAPAN (25.8%)
   Chugoku Electric Power Co., Ltd.          184,100           2,662
   Fuji Photo Film Co., Ltd.                 230,000           8,845
   Hitachi Ltd.                            1,731,000          12,381
   Hokkaido Electric Power
     Co., Ltd.                                68,400             968

-----------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                              SHARES           (000)
-----------------------------------------------------------------------
   Ishikawajima-Harima
     Heavy Industries Co.                  1,179,000        $  1,768
   Itoham Foods, Inc.                        333,000           1,583
   JGC Corp.                                 698,000           1,476
   Japan Tobacco, Inc.                           537           3,824
   Japan Wool Textile Co., Ltd.              257,000             889
   Kajima Corp.                              600,000           1,518
   Kansai Paint Co., Ltd.                  1,050,000           2,544
   Koito Manufacturing Co., Ltd.             827,000           3,307
   Kyudenko Corp.                            172,000             872
   Kyushu Electric Power Co., Inc.           215,200           3,112
-  Marudai Food Co., Ltd.                    796,000           1,751
   Matsushita Electric Industrial
     Co., Ltd.                               670,000           9,842
   Mitsubishi Chemical Corp.               3,387,000           4,871
   Mitsubishi Estate Co., Ltd.             1,135,000          12,396
   Mitsubishi Heavy
     Industries Ltd.                         650,000           2,720
   Mitsubishi Materials Corp.              1,840,000           2,972
   Nihon Cement Co., Ltd.                  1,530,000           3,165
   Nikko Securities Co., Ltd.              2,315,000           6,160
   Nippon Yusen Kabushiki
     Kaisha Co.                            2,708,000           7,456
   Nishimatsu Construction Co.               671,000           2,116
   Nissan Fire & Marine
     Insurance Co., Ltd.                   1,154,000           3,524
   Nisshin Oil Mills Ltd.                    297,000             740
   Nisshinbo Industries, Inc.              1,145,000           4,843
   Okumura Corp.                             300,000             715
   Sakura Finance Ltd.
     0.75% Cvt. Pfd.                             273           9,071
   Sanwa Bank Ltd.                           395,000           4,010
   Sekisui House Ltd.                        335,000           2,162
   Sharp Corp.                               560,000           3,868
   Sumitomo Forestry Co.                     143,000             698
   Sumitomo Marine & Fire
     Insurance Co.                         1,350,000           7,164
   Sony Corp.                                 50,000           4,461
   Tokyo Gas Co., Ltd.                     3,067,000           6,982
   Tokyo Steel Manufacturing Co.             725,000           2,459
   Tokyu Construction Co., Ltd.              595,000             421
   Toppan Printing Co., Ltd.                 750,000           9,806
   Toray Industries, Inc.                    684,000           3,078
   Tostem Corp.                              721,000           7,763
   Toyo Seikan Kaisha Ltd.                   455,000           6,509
   West Japan Railway Co.                      2,908           9,304
   Yamaha Motor Co., Ltd.                    919,000           6,185
   Yamanouchi Pharmaceuticals
     Co., Ltd.                               358,000           7,710
                                                            ----------
                                                             200,671
                                                            ----------
KOREA (1.4%)
   Housing & Commercial Bank                  16,610             112
   Hyundai Motor Co., Ltd.                   113,110           1,248
-  Hyundai Motor Co., Ltd. GDR               380,000             637
-  Korean Airlines Co.                       139,560             586
   LG Chemical Ltd.                          200,000             920
   Pohang Iron & Steel Co., Ltd.                 840              24
   SK Telecom Co.                              5,562           1,774
   Samsung Electronics                         1,026              23
-  Samsung Heavy Industries Co.              101,580             225
   Shinhan Bank Co.                          574,174           2,558
   Yukong Ltd.                               370,600           2,952
                                                            ----------
                                                              11,059
                                                            ----------
MALAYSIA (0.2%)
   Hong Leong Industries Bhd.                417,200             424
   Malaysia International
     Shipping Corp., Bhd. (Foreign)          530,666             777
                                                            ----------
                                                               1,201
                                                            ----------
NETHERLANDS (5.2%)
   Akzo Nobel NV                             106,400          18,349
   ING Groep NV                              181,099           7,629
   Koninklijke KNP BT NV                     250,000           5,759
   Koninklijke PTT Nederland NV              126,838           5,293
   Philips Electronics NV                     55,000           3,299
                                                            ----------
                                                              40,329
                                                            ----------
NEW ZEALAND (0.8%)
   Brierley Investments Ltd.               2,736,300           1,954
   Fletcher Challenge Ltd. Forest             18,168              15
   Fletcher Challenge Ltd. Paper             454,200             593
   Lion Nathan Ltd.                        1,516,100           3,398
                                                            ----------
                                                               5,960
                                                            ----------
NORWAY (0.4%)
   Den Norske Bank ASA                       586,900           2,770
                                                            ----------
PHILIPPINES (0.7%)
   EEI Corp.                               4,435,000              89
   JG Summit Holdings Inc.
      Class B                              3,226,000             267
   Metropolitan Bank & Trust Co.               1,266               9
-  Philex Mining Corp. Class B             5,710,500             143
   Philippine Long Distance
     Telephone Co.                            86,000           1,897
   San Miguel Corp. Class B                2,714,000           3,367
                                                            ----------
                                                               5,772
                                                            ----------
PORTUGAL (0.7%)
   Electricidade de Portugal SA              300,000           5,687
                                                            ----------
SINGAPORE (2.1%)
   Dairy Farm International
     Holdings Ltd.                         1,585,740           1,713
   Development Bank of
     Singapore Ltd. (Foreign)                208,000           1,778
   Hongkong Land Holdings, Ltd.            2,000,000           3,840
   Jardine Strategic Holdings Ltd.           651,000           1,719
   Keppel Corp., Ltd.                      1,465,250           4,209
   Rothmans Industries Ltd.                  267,000           1,394
   United Overseas Land Ltd.               1,500,000           1,264
                                                            ----------
                                                               15,917
                                                            ----------
SWEDEN (5.0%)
   Astra AB A Shares                         288,000           4,991
   Electrolux AB B Shares                    325,695          22,618
   Foreningsbank Kredit
     AB A Shares                             130,000           2,957
   Stora Kopparbergs Berglags
     AB A Shares                             660,000           8,318
                                                            ----------
                                                              38,884
                                                            ----------
SWITZERLAND (4.5%)
   Nestle SA (Registered)                     19,700          29,566
   Schindler Holding AG (Ptg. Ctf.)            5,530           5,771
                                                            ----------
                                                              35,337
                                                            ----------

-----------------------------------------------------------------------
                                                              MARKET
INTERNATIONAL                                                 VALUE*
VALUE PORTFOLIO                               SHARES           (000)
-----------------------------------------------------------------------
THAILAND (1.3%)
   Bangkok Bank PLC (Foreign)                955,000        $  2,380
   Italian-Thai Development
     PLC (Foreign)                           221,100              69
   Shinawatra Computer &
     Communications PLC (Foreign)            795,400           2,643
   Siam Pulp & Paper PLC (Foreign)           251,100             163
   TPI Polene PLC (Foreign)                   91,875               4
-  TelecomAsia PLC (Foreign)               4,618,000             882
   Thai Farmers Bank
     PLC (Foreign)                         1,737,000           3,157
   Thai Military Bank
     PLC (Foreign)                         1,106,400             234
   Thai Plastic & Chemical
     PLC (Foreign)                           187,850             339
-  Thai Telephone &
     Telecommunication
     PLC (Foreign)                           140,625              18
                                                            ----------
                                                               9,889
                                                            ----------
UNITED KINGDOM (16.9%)
   Allied Domecq PLC                       2,209,400          19,049
   B.A.T. (British American
     Tobacco) Industries PLC               1,500,000          13,673
   BG PLC                                  3,557,000          16,036
   BTR PLC                                 6,566,314          19,880
   Coats Viyella PLC                       1,691,500           2,533
   Iceland Group PLC                         312,750             679
   MEPC PLC                                1,500,000          12,538
   Marley PLC                              3,500,000           5,413
   Peninsular & Oriental Steam
     Navigation Co.                          115,451           1,316
   Safeway PLC                             1,145,150           6,463
   Severn Trent PLC                          322,925           5,197
   T & N PLC                               2,101,638           8,818
-  Tarmac PLC                              2,655,000           4,980
   United Biscuits Holdings PLC            2,613,000           9,674
   United Utilities PLC                      265,000           3,401
   Williams PLC                              306,100           1,702
                                                            ----------
                                                             131,352
                                                            ----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $865,847)                                           766,809
----------------------------------------------------------------------

                                                FACE          MARKET
                                              AMOUNT          VALUE*
                                               (000)           (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.1%)
----------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.54%, 1/2/1998                         $   7,349        $  7,349
   6.50%, 1/2/1998--Note F                    86,473          86,473
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $93,822)                                             93,822
----------------------------------------------------------------------
TOTAL INVESTMENTS (110.8%)
   (COST $959,669)                                           860,631
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-10.8%)
----------------------------------------------------------------------
Other Assets--Note C                                          13,485
Security Lending Collateral
   Payable to Brokers--Note F                                (86,473)
Other Liabilities                                            (10,881)
                                                            ----------
                                                             (83,869)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 34,303,996 outstanding
   shares of beneficial interest
   (unlimited authorization)                                $776,762
======================================================================

NET ASSET VALUE PER SHARE                                     $22.64
======================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

GDR--Global Depositary Receipt.

(Ptg. Ctf.)--Participating Certificate.

----------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                              AMOUNT             PER
                                               (000)           SHARE
----------------------------------------------------------------------
Paid in Capital                             $862,286          $25.14
Overdistributed Net Investment
  Income--Note D                                (115)             --
Accumulated Net Realized
  Gains--Note D                               13,857             .40
Unrealized Depreciation--Note E
  Investment Securities                      (99,038)          (2.89)
  Foreign Currencies                            (228)           (.01)
----------------------------------------------------------------------
NET ASSETS                                  $776,762          $22.64
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the Portfolio's securities. Cur-rency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------
                                                  INTERNATIONAL VALUE PORTFOLIO
                                                   YEAR ENDED DECEMBER 31, 1997
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends*                                                       $  24,363
     Interest                                                             1,307
                                                                      ----------
          Total Income                                                   25,670
                                                                      ----------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                       1,371
          Performance Adjustment                                             --
     The Vanguard Group--Note C
          Management and Administrative                                   2,299
          Marketing and Distribution                                        193
     Custodian Fees                                                         493
     Auditing Fees                                                            9
     Shareholders' Reports                                                   33
     Annual Meeting and Proxy Costs                                          11
     Trustees' Fees and Expenses                                              2
                                                                      ----------
          Total Expenses                                                  4,411
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    21,259
--------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold                                          83,703
     Foreign Currencies                                                      30
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                        83,733
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                             (141,106)
     Foreign Currencies                                                    (295)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (141,401)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ (36,409)
================================================================================

*Dividends are net of foreign withholding taxes of $3,161,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------
                                                                                INTERNATIONAL VALUE PORTFOLIO
                                                                                   YEAR ENDED DECEMBER 31,
                                                                                -----------------------------
                                                                                      1997              1996
                                                                                     (000)             (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                                       $  21,259         $  23,802
     Realized Net Gain                                                              83,733           184,635
     Change in Unrealized Appreciation (Depreciation)                             (141,401)         (115,067)
                                                                                -----------------------------
          Net Increase (Decrease) in Net Assets Resulting from Operations          (36,409)           93,370
                                                                                -----------------------------
DISTRIBUTIONS
     Net Investment Income                                                         (21,269)          (23,772)
     Realized Capital Gain                                                         (91,909)         (162,857)
                                                                                -----------------------------
          Total Distributions                                                     (113,178)         (186,629)
                                                                                -----------------------------
CAPITAL SHARE TRANSACTIONS1
     Issued                                                                        208,395           166,785
     Issued in Lieu of Cash Distributions                                          105,942           176,984
     Redeemed                                                                     (304,542)         (322,082)
                                                                                -----------------------------
          Net Increase from Capital Share Transactions                               9,795            21,687
-------------------------------------------------------------------------------------------------------------
     Total Decrease                                                               (139,792)          (71,572)
-------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                             916,554           988,126
                                                                                -----------------------------
     End of Year                                                                 $ 776,762         $ 916,554
=============================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                          7,512             5,237
     Issued in Lieu of Cash Distributions                                            4,564             6,434
     Redeemed                                                                      (11,052)          (10,158)
                                                                                -----------------------------
          Net Increase in Shares Outstanding                                         1,024             1,513
=============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

        The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        INTERNATIONAL VALUE PORTFOLIO
                                                                                           YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                            1997          1996           1995          1994        1993
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                    $27.54        $31.11         $31.48        $31.04      $24.44
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                              .690           .82           .750           .55         .50
     Net Realized and Unrealized Gain (Loss) on Investments           (1.945)         2.20          2.185          1.08        6.91
                                                                     ---------------------------------------------------------------
          Total from Investment Operations                            (1.255)         3.02          2.935          1.63        7.41
                                                                     ---------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                              (.690)         (.82)         (.790)         (.56)       (.81)
     Distributions from Realized Capital Gains                        (2.955)        (5.77)        (2.515)         (.63)         --
                                                                     ---------------------------------------------------------------
          Total Distributions                                         (3.645)        (6.59)        (3.305)        (1.19)       (.81)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                          $22.64        $27.54         $31.11        $31.48      $31.04
====================================================================================================================================

TOTAL RETURN                                                          -4.58%        10.22%          9.65%         5.25%      30.49%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                                 $777          $917           $988        $1,053        $982
     Ratio of Total Expenses to Average Net Assets                     0.49%         0.50%          0.47%         0.34%       0.40%
     Ratio of Net Investment Income to Average Net Assets              2.36%         2.50%          2.29%         1.71%       1.76%
     Portfolio Turnover Rate                                             37%           82%            47%           40%         39%
     Average Commission Rate Paid                                     $.0147        $.0582            N/A           N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard International Value Portfolio (formerly Vanguard/Trustees' Equity Fund-International Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Foreign securities listed on an exchange are valued at the latest quoted sales prices on the appropriate exchange as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

        2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

        Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

        3. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        4. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

        6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. UBS International Investment London Ltd. provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic advisory fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended December 31, 1997, the advisory fee represented an effective annual basic rate of 0.15% of the Portfolio's average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Trustees. At December 31, 1997, the Portfolio had contributed capital of $55,000 to Vanguard (included in Other Assets), representing 0.3% of Vanguard's capitalization. The Portfolio's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended December 31, 1997, the Portfolio purchased $327,660,000 of investment securities and sold $414,222,000 of investment securities, other than temporary cash investments.

        During the year ended December 31, 1997, the Portfolio realized net foreign currency gains of $30,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At December 31, 1997, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $99,038,000, consisting of unrealized gains of $102,076,000 on securities that had risen in value since their purchase and $201,114,000 in unrealized losses on securities that had fallen in value since their purchase.

        The Portfolio had net unrealized foreign currency losses of $228,000 resulting from the translation of other assets and liabilities at December 31, 1997.

F. The market value of securities on loan to brokers/dealers at December 31, 1997, was $80,582,000, for which the Portfolio held cash collateral of $86,473,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard International Value Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Portfolio (formerly Vanguard/Trustees' Equity Fund-International Portfolio, hereafter referred to as the "Portfolio") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD INTERNATIONAL VALUE PORTFOLIO

This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

        The Portfolio designates $70,038,000 as capital gain dividends (from net long-term capital gains), of which $58,571,000 was distributed to shareholders in December 1997 and $11,467,000 will be distributed in March 1998. Of the $70,038,000 capital gain dividends, the Portfolio designates $26,148,000 as a 20% rate gain distribution.

        The Portfolio has elected to pass through the credit for taxes paid in foreign countries. Shareholders receive detailed information on foreign income and foreign tax per share by country along with their 1997 Form 1099-DIV.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing
Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
        is the owner of trademarks and copyrights relating to the Russell
         Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of
                              Wilshire Associates.

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Q460-12/1997

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